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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                  ------------




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 10, 2000



                            JOURNAL REGISTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



         DELAWARE                     1-12955                  22-3498615
      (State or Other             (Commission File           (I.R.S. Employee
Jurisdiction of Incorporation)         Number)            Identification Number)



              50 WEST STATE STREET, TRENTON, NEW JERSEY 08608-1298 (Address of Principal Executive Offices, Including Zip Code)



                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Asset Sale and Purchase Agreement (the "Agreement") dated June 24, 2000, on August 10, 2000, Journal Register Company (the "Company") and its wholly owned subsidiaries sold substantially all of the assets of the Suburban Newspapers of Greater St. Louis and all of the issued and outstanding capital stock of The Ladue News, Inc. to Pulitzer, Inc. and SLSJ LLC for approximately $165 million in cash, plus working capital.

         The Suburban Newspapers of Greater St. Louis consists of 38 free and 2 paid weekly newspapers with non-daily distribution of approximately 1.6 million in the greater St. Louis Area. The Ladue News, Inc. publishes a weekly newspaper serving approximately 40,000 households in the affluent west suburban area of St. Louis.

         The Agreement is attached hereto as Exhibit 2. A Press Release announcing the consummation of the sale is attached hereto as Exhibit 99.

         A portion of the proceeds will be used to pay down the Company's outstanding debt with the remaining funds to be temporarily held in a qualified trust, for potential future acquisitions, in accordance with Internal Revenue Code Section 1031. Assuming no further acquisitions are initiated within the timeframe allotted pursuant to Section 1031, these funds will be used to reduce the Company's outstanding debt and for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (b)      Pro Forma Financial Information.

         The following unaudited Pro Forma Condensed Consolidated Financial Statements are filed with this report:

                  Pro Forma Condensed Statement of Income for the year ended
                      December 26, 1999
                  Pro Forma Condensed Statement of Income  for  the six  months ended June 25, 2000
                  Pro Forma Condensed Balance Sheet at June 25, 2000

         The Pro Forma Condensed Balance Sheet of the Company at June 25, 2000 reflects the financial position of the Company after giving effect to the sale in accordance with the Agreement and assumes the sale took place on June 25, 2000. The Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 26, 1999 and the six months ended June 25, 2000 assumes the sale occurred on January 1, 1999.

         The unaudited pro forma condensed financial statements have been prepared by the Company based upon certain assumptions as disclosed in the footnotes to those financial statements. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that in the future the Company's financial statements will reflect the disposition only from August 10, 2000.


                                      -2-
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         The unaudited Pro Forma  Condensed  Consolidated  Financial  Statements
should be read in conjunction with the historical financial statements and related notes of the Company.


         (c)      Exhibits.

                  The following exhibits are filed with this Report:

                  2 Asset Sale and Purchase Agreement, dated June 24, 2000, among Journal Register Company, Journal Register East, Inc., Suburban Newspapers of Greater St. Louis, LLC, Journal Company, Inc., Pulitzer Inc. and SLSJ LLC.

                  99       Press Release, dated August 10, 2000.














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

                                                JOURNAL REGISTER COMPANY
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                          FOR THE YEAR ENDED DECEMBER 26, 1999
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      (UNAUDITED)


                                                                     DISPOSITION       PRO FORMA
                                                    AS REPORTED          (A)          ADJUSTMENTS        PRO FORMA
                                                ----------------   -------------    -------------    ---------------
     Revenues:
        Advertising                                  $   348,995        $ 50,543                            $ 298,452
        Circulation                                       96,783             328                               96,455
                                                ----------------   -------------    -------------    ----------------
     Newspaper revenues                                  445,778          50,871                              394,907
     Commercial printing and other                        23,787              86                               23,701
                                                ----------------   -------------    -------------    ----------------
                                                         469,565          50,957                              418,608

     Operating expenses:
        Salaries and employee benefits                   157,110          13,785                              143,325
        Newsprint, ink and printing charges               48,432           9,993                               38,439
        Selling, general and administrative               45,318           6,834                               38,484
        Depreciation and amortization                     28,798           1,600                               27,198
        Other                                             57,975           7,421                               50,554
                                                 ---------------   -------------    -------------    ----------------
                                                         337,633          39,633                              298,000

     Operating income                                    131,932          11,324                              120,608

     Net interest and other expense                      (52,347)           (109)            2,191 (B)        (50,047)
                                                 ---------------   -------------    --------------    ---------------

     Income before provision for income taxes
        and equity interest                               79,585          11,215             2,191             70,561
     Provision for income taxes                           31,694           4,486               877 (C)         28,085
                                                 ---------------   -------------    --------------    ----------------


     Net income before equity interest                    47,891           6,729             1,314             42,476
     Equity interest                                        (226)            ---                                 (226)
                                                 ---------------   -------------    --------------    ---------------

     Net income                                        $  47,665        $  6,729          $  1,314          $  42,250
                                                 ===============   =============    ==============    ===============


     Net income per common share
        (basic and diluted):                               $1.02                                                 $.90

     Weighted average shares outstanding:

     Basic                                                46,820                                               46,820
     Diluted                                              46,874                                               46,874






                                 SEE  NOTES TO  UNAUDITED  PRO  FORMA  FINANCIAL INFORMATION.

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
                                                JOURNAL REGISTER COMPANY
                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                         FOR THE SIX MONTHS ENDED JUNE 25, 2000
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                       (UNAUDITED)
                                                                    DISPOSITION       PRO FORMA
                                                   AS REPORTED          (A)          ADJUSTMENTS        PRO FORMA
                                                 ---------------   -------------   --------------    ---------------
     Revenues:
        Advertising                                    $ 177,582        $ 25,254                             $152,328
        Circulation                                       48,845             163                               48,682
                                                 ---------------   -------------    -------------    ----------------
        Newspaper revenues                               226,427          25,417                              201,010
        Commercial printing and other                     10,873               1                               10,872
                                                  --------------   -------------    -------------    ----------------
                                                         237,300          25,418                              211,882

     Operating expenses:
        Salaries and employee benefits                    79,527           7,279                               72,248
        Newsprint, ink and printing charges               23,824           5,284                               18,540
        Selling, general and administrative               24,185           3,604                               20,581
        Depreciation and amortization                     14,166             711                               13,455
        Other                                             30,307           3,790                               26,517
                                                  --------------   -------------    -------------    ----------------
                                                         172,009          20,668                              151,341

     Operating income                                     65,291           4,750                               60,541

     Net interest and other expense                      (26,285)            (51)           1,255             (24,979)
                                                 ---------------   -------------    -------------    ----------------

     Income before provision for income taxes
        and equity interest                               39,006           4,699            1,255              35,562
     Provision for income taxes                           15,408           1,880              502              14,030
                                                 ---------------   -------------    -------------    ----------------

     Net income before equity interest                    23,598           2,819              753              21,532
     Equity interest                                        (841)                                                (841)
                                                 ---------------   -------------    -------------    ----------------
     Net income                                        $  22,757         $ 2,819            $ 753            $ 20,691
                                                 ===============   =============    =============    ================

     Net income per common share
        (basic and diluted):                                $.50                                                $ .46

     Weighted average shares outstanding:

        Basic                                             45,416                                               45,416
        Diluted                                           45,431                                               45,431




                                 SEE  NOTES TO  UNAUDITED  PRO  FORMA  FINANCIAL INFORMATION.

                                                          -5-

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

                                                JOURNAL REGISTER COMPANY
                                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                      JUNE 25, 2000
                                                  (DOLLARS IN THOUSANDS)
                                                       (UNAUDITED)


                                            AS REPORTED    DISPOSITION       PRO FORMA          PRO FORMA
                                                               (A)          ADJUSTMENTS
                                            -----------    -----------     -------------        ----------
     ASSETS
     Current assets:
        Cash and cash equivalents           $     2,884      $    ---      $     137,000   (B)   $ 139,884
        Accounts receivable, net                 64,334         7,258                               57,076
        Inventories                               9,383         1,088                                8,295
        Deferred income taxes                     2,808          ----               (165)  (C)       2,643
        Other current assets                      7,615           771                                6,844
                                            -----------     ---------      -------------         ---------
     Total current assets                        87,024         9,117            136,835           214,742

     Property, plant and equipment:             250,450        29,125                              221,325
        Less accumulated depreciation          (148,127)      (21,362)                            (126,765)
                                            -----------     ---------      -------------         ----------
                                                102,323         7,763                               94,560


Intangible and other assets, net                493,201         5,577                              487,624
                                            -----------     ---------      -------------         ---------
Total assets                                  $ 682,548     $  22,457      $     136,835         $ 796,926
                                            ===========     =========      =============         =========


     LIABILITIES AND STOCKHOLDERS' DEFICIT
     Current liabilities:
        Current maturities of
        long-term debt                        $  26,000     $     ---      $         ---         $  26,000
        Accounts payable                          9,396           348                                9,048
        Income taxes payable                        241           ---              5,648     (C)     5,889
        Accrued interest                          6,870            4                                 6,866
        Other accrued expenses and
          current liabilities                    30,638         1,636              9,850     (D)    38,852
                                            -----------     ---------         ----------         ---------

     Total current liabilities                   73,145         1,988             15,498            86,655

     Senior debt, less current
        maturities                              688,200                          (34,955)    (E)   653,245
     Deferred income taxes                       22,616                             (605)    (C)    22,011
     Accrued retiree benefits and
        other liabilities                        14,657           539                               14,118
     Income taxes payable                        80,971           ---             51,529     (C)   132,500


     Commitments and contingencies

     Net stockholders' deficit                 (197,041)        19,930           105,368     (F)  (111,603)

                                            -----------     ----------        ----------         ---------
    Total liabilities and
        stockholders' deficit                 $ 682,548      $  22,457         $ 136,835         $ 796,926

                                            ===========     ==========        ==========         =========


                                 SEE  NOTES TO  UNAUDITED  PRO  FORMA  FINANCIAL INFORMATION.

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                            JOURNAL REGISTER COMPANY
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

     (A)   Eliminate   revenue  and  expenses   directly   associated  with  the
           operations sold.

     (B) To reduce interest expense assuming a portion of proceeds were used to pay down long term revolving debt at the beginning of the period.

     (C) To record income tax expense on the assumed reduction in interest expense at an estimated effective rate of 40%.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

     (A) To eliminate the assets and liabilities sold to Pulitzer Inc. which were included in the Company's consolidated balance sheet as of June 25, 2000.

     (B)   To reflect the portion of proceeds that were temporarily deposited in
           an   intermediary   trust  by  the  Company  for   potential   future
           acquisitions.

     (C) To reflect the estimated income taxes payable related to the gain on the sale and disposition of assets at an estimated effective tax rate of 40%.

     (D) To record accrued legal, accounting and other costs associated with the transaction.

     (E)   To reflect the reduction of the Company's long term revolving debt.

     (F)   Includes approximately $86 million gain on the sale, net of tax.


                                      -7-


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2000                    JOURNAL REGISTER COMPANY



                                          By:      /s/ Jean B. Clifton
                                                   __________________________
                                                   Jean B. Clifton
                                                   Executive Vice President,
                                                   Chief Financial Officer
                                                   and Secretary



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                                  EXHIBIT INDEX

 EXHIBIT NO.    DESCRIPTION

    2 Asset Sale and Purchase Agreement, dated June 24, 2000, among Journal Register Company, Journal Register East, Inc., Suburban Newspapers of Greater St. Louis, LLC, Journal Company, Inc., Pulitzer Inc. and SLSJ LLC.

    99          Press Release, dated August 10, 2000.